                                                                  Exhibit 10.5

    NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

    1. a. LEASED PREMISES: Modifying the provisions of Section 1(a)(4)(A) and 1(a)(6) of the Lease, from and after full execution hereof, the Leased Premises shall be modified to consist of the 4,121 rentable square feet shown on Exhibit A attached hereto. Accordingly, the area of the Leased Premises shall be reduced from 8,829 to 4,121 rentable square feet, all references hereinafter and in the Lease to the "Leased Premises" shall refer to the 4,121 rentable square feet as shown in attached Exhibit A, Tenant's "Proportionate Share" under Section 1(a)(6) of the Lease shall be modified accordingly, and all affected terms of the Lease shall be adjusted to reflect the newly defined rentable area of the Leased Premises, except the Advance Deposit and the Security Deposit shall remain unmodified.

        b. BASIC RENT: Modifying the provisions of Section 1(a)(2)(A) of the Lease, the annual Basic Rent scheduled set forth therein shall be modified to reflect the square footage of the Leased Premises, as newly defined, as follows:

Year 1 $28.50 psf: $117,448.50 per year     Year 6 $33.04 psf: $136,157.84 per year
Year 2 $29.36 psf: $120,992.56 per year     Year 7 $34.03 psf: $140,237.63 per year
Year 3 $30.24 psf: $124,619.04 per year     Year 8 $35.05 psf: $144,441.05 per year
Year 4 $31.14 psf: $128,327.94 per year     Year 9 $36.10 psf: $148,768.10 per year
Year 5 $32.08 psf: $132,201.68 per year     Year 10 $37.19 psf: $153,259.99 per year


         c. ALLOWANCE: Modifying the provisions of Section 2 of Exhibit B of the Lease, to reflect the rentable area of the Leased Premises, as modified hereby, the "Landlord Allowance" set forth therein shall be adjusted from $88,290.00 to $41,210.00.

    2. ASSIGNMENT: Modifying the provisions of Section 9 of the Lease, so long as the voting stock of Tenant is listed on a "National Securities Exchange", as defined in the Securities Exchange Act of 1934, or on the Nasdaq National Market, no transfer of any of Tenant's issued and outstanding capital stock nor any issuance of additional capital stock shall be deemed an assignment under Section 9 of the Lease.

    3. SUCCESSORS AND ASSIGNS: The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

    4. CONFIRMATION OF LEASE: Except as herein otherwise modified or amended, all of the terms, covenants and conditions of the Lease are hereby ratified and confirmed, and shall be and remain in full force and effect until the Lease expires. Words and phrases not otherwise defined herein shall have the meaning ascribed to them in the Lease.

    WITNESS, the following signatures and seals are as of the day and year first above written.

                                 LANDLORD

WITNESS:                          TYSONS II DEVELOPMENT CO. LIMITED PARTNERSHIP

/s/ Robert O. Fowler              By:/s/ Theodore N. Lerner
-------------------------            ------------------------------------------
                                        Theodore N. Lerner
                                        General Partner

                                  TENANT:
ATTEST:                           CONDOR TECHNOLOGY GROUP, INC.
                                  By:
                                          ----------------------------
                                  Name:   Santanu Sartear
                                          ----------------------------
                                  Title:  Chief Financial Officer
                                          ----------------------------
/s/ Valri D. Couser               Date:
---------------------                     ----------------------------

Notwithstanding the provisions of Section 1(a)(5) of the Lease, the parties agree that the Lease Commencement Date should be October 15, 1997.

                                    Floor Plan



                                                   FORTRESS. B 960 RSF
                                                   CONDOR: 4,121, RSF